BLACKROCK FUNDS II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 2, 2018 to the Prospectuses of the Funds,

each dated January 26, 2018, as supplemented to date

Effective immediately, the Prospectuses for the Funds are amended as follows:

The sections of each Prospectus entitled “Fund Overview — Key Facts About BlackRock 20/80 Target Allocation Fund — Portfolio Managers,” “Fund Overview — Key Facts About BlackRock 40/60 Target Allocation Fund — Portfolio Managers,” “Fund Overview — Key Facts About BlackRock 60/40 Target Allocation Fund — Portfolio Managers” and “Fund Overview — Key Facts About BlackRock 80/20 Target Allocation Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Michael Gates, CFA	2015	Managing Director of BlackRock, Inc.

The section of each Prospectus entitled “Details About the Funds — How Each Fund Invests — About the Portfolio Management of the Funds” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUNDS
The Funds are managed by Michael Gates, CFA. Mr. Gates is the portfolio manager and is primarily responsible for the day-to-day management of the Funds. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio manager.

The section of each Prospectus entitled “Management of the Funds — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio manager of the Funds is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.

Each Fund is managed by Michael Gates, CFA, who is primarily responsible for the day-to-day management of each Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Michael Gates, CFA	Primarily responsible for the day-to-day management of the Funds, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2015	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017; portfolio manager and member of BlackRock’s Multi-Asset Strategies Group since 2012; lead portfolio manager for US strategic and income models since 2011; employee of BlackRock, Inc. and legacy Barclays Global Investors since 1999.

Shareholders should retain this Supplement for future reference.

PRO-TA-0318SUP

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